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                                                                 Exhibit 10.29.4

                               FOURTH AMENDMENT TO
                      REVOLVING CREDIT, TERM LOAN, CAPITAL
                EXPENDITURE LOAN, GUARANTY AND SECURITY AGREEMENT

Preamble. THIS FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN, CAPITAL EXPENDITURE LOAN, GUARANTY AND SECURITY AGREEMENT (hereinafter, together with all schedules and exhibits hereto, and any supplements, additions, modifications or amendments thereto made from time to time called the "Fourth Amendment"), dated as of September 10, 2002 (the "Fourth Amendment Date"), is made by and among HLM DESIGN, INC., a Delaware corporation, as borrower ("Borrower"); all those parties identified in the Credit Agreement (defined below) as the "Affiliate Guarantors" (the "Affiliate Guarantors"); IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation (hereinafter, together with its successors and permitted assigns, called "IBJW"), as sole Lender thereunder and as agent for all Lenders from time to time party thereto and any Issuer (IBJW, in such capacity, the "Agent").

     The Borrower, and the Affiliate Guarantors (collectively, the "Obligors"), and IBJW (the foregoing parties herein sometimes collectively called the "Parties" and individually called a "Party") are parties to a certain Revolving Credit, Term Loan, Capital Expenditure Loan, Guaranty and Security Agreement, dated as of February 7, 2000 (which is, as amended to date, including pursuant to this Fourth Amendment, called herein the "Credit Agreement"), pursuant to which, among other things, IBJW, as sole Lender, agreed to extend credit and other financial accommodations to the Borrower.

     The Parties have agreed to modify and amend the Credit Agreement in the manner, and subject to the terms and conditions, set forth hereinbelow.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Fourth Amendment and not defined herein are defined in the Credit Agreement.

     SECTION 2. Amendments. The "Supplemental Availability" provision, added to the Credit Agreement pursuant to the Third Amendment in Section 2(a) thereto, shall be amended and restated, in its entirety, to read as follows:

     (a) Supplemental Availability. During the period between the Amendment Date and October 31, 2002 (the "End Date"), the Formula Amount, determined pursuant to Section 2.1(a) of the Credit Agreement shall be increased (such increase herein called "Supplemental Availability") as follows: by $500,000, initially; reducing to $400,000, on August 1, 2002; reducing further to $300,000, on September 1, 2002; increasing, however, to $800,000 during the period from the Fourth Amendment Date through September 17, 2002; reducing to $300,000 on September 18, 2002; and permanently reducing further, to zero (0), on the End Date; provided, however, that the otherwise then effective amount of Supplemental

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Availability as prescribed hereinabove shall be further and permanently reduced, dollar-for-dollar, by any of the following occurring between the Amendment Date and the End Date: (A) any payment received by Borrower in respect of any account receivable owing by, Rush Presbyterian on the Amendment Date, and (B) the proceeds of any equity offering made by Borrowers so long as and to the extent that, the amount derived from clauses (A) and (B), either individually or in the aggregate, exceeds $500,000; provided, further, that Supplemental Availability shall be permanently reduced to zero (0) on August 15, 2002, unless, on or before such date, the Borrower has obtained either (1) agreements in writing from at least three (3) of the four (4) holders of Seller Notes listed on Schedule "A" attached hereto rescheduling the Indebtedness scheduled to be paid to such holders thereunder on or about October 30, 2002, on terms satisfactory to the Agent and approved in writing by it, or (2) at least $2,000,000 in cash from any equity offering made during the period between the Third Amendment Date and the End Date, to be used, in part, to pay such Indebtedness.

     (b) Change in Calculation of Leverage Ratios. Sections 6.6 (Leverage Ratio) and 6.7 (Senior Leverage Ratio) of the Credit Agreement shall be amended, solely in respect of Borrower's fiscal quarter ended August 2, 2002, to provide that EBITDA, as used in the calculation of said ratios (in the denominator of each) for said quarter shall be calculated on an annualized basis for the preceding three (3) trailing fiscal quarters, and not on a trailing four (4) fiscal quarters basis.

     (c) Change in Fixed Charges. The definitions of "Fixed Charges" and "Senior Fixed Charges," appearing in Section 1.1 of the Credit Agreement, are amended to include, retroactive to the fiscal quarter ended August 2, 2002, cash dividend payments on preferred stock.

     (d) Change in Fixed Charge Coverage Ratio. Compliance with each of Section
6.9 (Fixed Charge Coverage Ratio) and Section 6.10 (Senior Fixed Charge Coverage Ratio) is waived, in each instance, solely for the fiscal quarter ended August 2, 2002.

     (e) Change in Dividends Restriction. Section 7.6 (Dividends) of the Credit Agreement is amended by adding thereto at the end thereof the following:

         Notwithstanding the foregoing, so long as no Event of Default or Default exists, and none would be caused by or result therefrom, Borrower may pay cash dividends on its preferred stock as issued on the Fourth Amendment Date ($3,000,000) in amounts not to exceed 6.5% per annum; it being further understood in such regard that such dividends payments cannot be made more frequently than quarterly and cannot be made in an amount which would cause the Fixed Charge Coverage Ratio or the Senior Fixed Charge Coverage Ratio for the fiscal quarter ended most recently prior to such dividends being paid (and for which financial reports have been delivered) to be violated assuming such dividends were paid within such fiscal quarter.

     SECTION 3. Waiver of Claims. As a specific inducement to the other Parties without which the Obligors acknowledge the other Parties would not enter into this Fourth Amendment, the Borrowers hereby waive any and all claims that it may have against any other Party, as of the

                                      -2-

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date hereof, arising out of or relating to the Credit Agreement or any Other
Document whether sounding in contract, tort, or any other basis.

     SECTION 4. Conditions of Effectiveness. This Fourth Amendment shall become effective on the Fourth Amendment Date. Borrower shall pay to IBJW a fully earned, non-refundable amendment fee equal to $20,000 on the Fourth Amendment Date.

     SECTION 5. Miscellaneous.

     5.1 Reference to Credit Agreement. Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Credit Agreement" and each reference in the Other Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     5.2 Effect on Other Documents. Except as specifically amended above, all terms of the Credit Agreement and all Other Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5.3 No Waiver. The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power, or remedy of Lenders or the Agents under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

     5.4 Costs, Expenses and Taxes. The Borrowers agrees to pay on demand all costs and expenses of IBJW in connection with the preparation, reproduction, execution, and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for IBJW with respect hereto.

     5.5 No Novation. Nothing contained herein intended, or shall be construed, to constitute a novation to the Credit Agreement or any Other Document.

     5.6 Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving affect to conflict of law provisions.

     5.7 Counterparts. This Fourth Amendment may be executed in counterparts. Each counterpart shall bind the Party or Parties executing same. All counterparts, taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Parties have caused this Fourth Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                          WHITEHALL BUSINESS CREDIT
                                          CORPORATION, as Lender and as Agent
                                          (SEAL)


                                          By:  /s/Joseph J. Zautra
                                               ---------------------------------
                                          Name:    Joseph J. Zautra
                                                --------------------------------
                                          Title:   Vice President
                                                --------------------------------

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                                          HLM DESIGN, INC., as Borrower and
                                          Borrowing Agent


                                          By:  /s/Vernon B. Brannon
                                               ---------------------------------
                                          Name:   Vernon B. Brannon
                                                  ------------------------------
                                          Title: COO/CFO
                                                 -------------------------------


                                          JPJ ARCHITECTS, INC., as Affiliate
                                          Guarantor


                                          By: /s/Vernon B. Brannon
                                              ----------------------------------
                                          Name:   Vernon B. Brannon
                                                  ------------------------------
                                          Title: COO/CFO
                                                 -------------------------------



                                          HLM DESIGN USA, INC., as Affiliate
                                          Guarantor


                                          By: /s/Vernon B. Brannon
                                              ----------------------------------
                                          Name: Vernon B. Brannon
                                                  ------------------------------
                                          Title: COO/CFO
                                                 -------------------------------



                                          HLM DESIGN ARCHITECTURE ENGINEERING
                                          AND PLANNING, P.C., as Affiliate
                                          Guarantor


                                          By: /s/Vernon B. Brannon
                                              ----------------------------------
                                          Name: Vernon B. Brannon
                                                  ------------------------------
                                          Title: COO/CFO
                                                 -------------------------------

                                          HLM DESIGN OF NORTHAMERICA, INC., as
                                          Affiliate Guarantor


                                          By: /s/Vernon B. Brannon
                                              ----------------------------------
                                          Name: Vernon B. Brannon
                                                  ------------------------------
                                          Title: COO/CFO
                                                 -------------------------------

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                                          SOTA SOFTWARE SYSTEMS, INC., as
                                          Affiliate Guarantor


                                          By: /s/Vernon B. Brannon
                                              ----------------------------------
                                          Name:   Vernon B. Brannon
                                                  ------------------------------
                                          Title: COO/CFO
                                                 -------------------------------

                                          ACKNOWLEDGED AND CONSENTED TO
                                          AS INDIVIDUAL GUARANTORS:

                                          The undersigned acknowledge and
                                          consent to the foregoing in respect of
                                          their pre-existing guaranties,
                                          provided that their liabilities
                                          thereunder shall not be increased
                                          hereby.

                                          /s/Vernon B. Brannon
                                          --------------------------------------
                                          VERNON B. BRANNON,
                                          Individually

                                          /s/Joseph M. Harris
                                          --------------------------------------
                                          JOSEPH M. HARRIS,
                                          Individually

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